UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2021

ION ACQUISITION CORP 1 LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39581	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

89 Medinat Hayehudim

Herzliya 4676672, Israel

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +972 (9) 970-3620

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	IACA.UN	The New York Stock Exchange
Class A ordinary share, par value $0.0001 per share	IACA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IACA.WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 18, 2020, the Company issued a press release announcing that it will voluntarily delist its currently issued and outstanding ION Units (as defined herein) from The New York Stock Exchange (“NYSE”). As previously disclosed, on January 25, 2021, ION Acquisition Corp. 1 Ltd., a Cayman Islands exempted company (“Company”), entered into an Agreement and Plan of Merger (as amended on April 27, 2021, the “Merger Agreement”) by and among the Company, Taboola.com Ltd., a company organized under the laws of the State of Israel (“Taboola”), and Toronto Sub Ltd., a Cayman Islands exempted company and a direct, wholly-owned subsidiary of Taboola (“Merger Sub”). Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving company after the Merger. As a result of the Merger and the other transactions contemplated by the Merger Agreement (the “Business Combination”), the Company will become a direct, wholly-owned subsidiary of Taboola.

Pursuant to the Merger Agreement, at the effective time of the Business Combination (the “Effective Time”), (a) each issued and outstanding unit of the Company (an “ION Unit”), consisting of one Class A ordinary share, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) and one-fifth of one warrant of the Company entitling the holder to purchase one Class A Ordinary Share per warrant at a price of $11.50 per share (“ION Warrants”), will be automatically separated and the holder thereof will be deemed to hold one Class A Ordinary Share and one-fifth of one ION Warrant, (b) each Class A Ordinary Share outstanding immediately prior to the Effective Time will be exchanged for one ordinary share no par value per share of Taboola (the “Taboola Ordinary Shares”), (c) each Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares” and, together with Class A Ordinary Shares, the “ION Ordinary Shares”), outstanding immediately prior to the Effective Time, will be exchanged for one Taboola Ordinary Share and (d) each ION Warrant outstanding immediately prior to the Effective Time, will be assumed by Taboola and will become a warrant of Taboola (the “Taboola Warrants”).

On June 18, 2020, the Company notified the NYSE that, subject to approval by the NASDAQ Stock Market LLC (“NASDAQ”) of Taboola’s listing application and satisfaction of the other conditions to the closing of the Merger, following the Merger, the Company intends to voluntarily delist its currently issued and outstanding ION Units from the NYSE. The Board of Directors of the Company previously approved such delisting from NYSE, effective upon closing of the Merger. The Company anticipates that a Form 25 with respect to the delisting of the ION Units from the NYSE will be filed with the SEC on or about June 28, 2021.

The Company and Taboola currently expect to commence trading of the Taboola Ordinary Shares and Taboola Warrants on NASDAQ under the ticker symbols “TBLA” and “TBLAW,” respectively, on the trading day following the closing of the Merger. The ION Units will continue to trade on the NYSE under the ticker symbols “IACA.UN,” “IACA” and “IACA.WT” until the Merger and subsequent transfer is complete.

A copy of the press release is furnished hereto as Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Taboola filed with the SEC a registration on Form F-4 (File No. 333-255684) on April 30, 2021, as amended on May 21, 2021 (the “Registration Statement”) (which includes a definitive proxy statement and a prospectus (the “proxy statement/prospectus”)), in connection with its solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters as described in the Registration Statement, and certain other related documents. The Registration Statement was declared effective by the SEC on June 7, 2021 and the proxy statement/prospectus was mailed to the Company’s shareholders on or about June 8, 2021. The Company’s shareholders and other interested persons are advised to read the Registration Statement and the proxy statement/prospectus, as these materials contain important information about Taboola, the Company and the Business Combination. The Registration Statement and the proxy statement/prospectus, as well as other filings containing information about Taboola and the Company are available without charge at the SEC’s internet site (http://www.sec.gov). Copies of the Registration Statement and the proxy statement/prospectus can also be obtained without charge, from Taboola’s website at http://www.taboola.com or by directing a request to: ION Acquisition Corp 1 Ltd., 89 Medinat Hayehudim Street, Herzliya 4676672, Israel, Attention: Secretary, +972 (9) 970-3620.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in its registration statement on Form S-1, which was filed with the SEC on October 1, 2020 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to ION Acquisition Corp 1 Ltd., 89 Medinat Hayehudim Street, Herzliya 4676672, Israel, Attention: Secretary, +972 (9) 970-3620. Additional information regarding the interests of such participants is contained in the Registration Statement.

Taboola and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Taboola’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Taboola’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Taboola’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of legal proceedings that have or may be instituted against the Company and Taboola; (3) the inability to complete the Business Combination, including due to failure to obtain the requisite approval of shareholders or to satisfy the other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain or maintain the listing of the ordinary shares of the post-acquisition company on The New York Stock Exchange or the Nasdaq Capital Market, as applicable, following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Taboola or the combined company may be adversely affected by other economic, business, competitive and/or factors such as the COVID-19 pandemic; and (11) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 18, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ION ACQUISITION CORP 1 LTD.

By:	/s/ Anthony Reich
	Name:	Anthony Reich
	Title:	Chief Financial Officer

Date: June 21, 2021

4